Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF

Summary Prospectus   |   January 24, 2023

Ticker Symbols and Exchange
Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF
CDEI
NYSE Arca

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/CalvertUSLargeCapDiversityEquityInclusion. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated  January 24, 2023 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF (the “Fund”) seeks to track the performance of the Calvert US Large-Cap Diversity Research Index (the “Index”).

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.14%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.14%
1	The Fund’s management agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay substantially all expenses of the Fund (including expenses of Morgan Stanley ETF Trust (the “Trust”) relating to the Fund), except for the distribution fees, if any, brokerage expenses,, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.
2	Other Expenses have been estimated for the current fiscal year.

Calvert  |  Fund Summary

Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF (Con’t)

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$14	$45

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities included in the underlying index. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes.

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund may also lend its securities.

The Fund may concentrate its investments (i.e., invest 25% or more of its total assets) in a particular industry or group of industries if the Index is concentrated. The degree to which components of the Index represent certain industries may change over time. As of the September 30, 2022, the Index was concentrated in, and therefore the Fund is expected to have significant exposure to, the information technology sector.

The Index is composed of common stocks of large companies that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment (the “Calvert Principles”) (a copy of which is included as an appendix to the Fund’s prospectus) and are selected from the universe of the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. As described in the Index rules and methodology (available on the Calvert website), and as determined by Calvert, Index components must meet certain criteria relating to leadership in having a diverse workforce and an equal and inclusive work culture, or demonstrate significant improvement in diversity practices. Such diversity practices include: a gender-balanced workforce among its board members, executives, senior and middle management, and employees; with respect to companies based in the U.S., United Kingdom, Australia, Canada and South Africa, ethnically diverse board members relative to demographics in these countries; diversity of board members on age, cultural background, and skill sets; policies and procedures that adequately support equal opportunity in hiring, equal pay and fair promotion among diversity groups; policies and programs that focus on living wages, health and safety, career development, parental leave, flexible work locations and schedules, child care availability, and inclusion of people with disabilities, people who are HIV positive, as well as people who self-identify as LGBTQ+.

The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. Under this framework, Calvert seeks to identify companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes, including ESG areas such as: environmental sustainability and resource efficiency; equitable societies and respect for human rights; and accountable governance and transparency.

Stocks are weighted in the Index based on their float-adjusted market capitalization. As of September 30, 2022, the Index included 479 companies (and typically is expected to be in the range between 400 and 600 companies), and the market capitalization ranged from approximately $1.9 billion to $2.2 trillion with a weighted average market capitalization of approximately $593 billion. Market capitalizations of companies within the Index are subject to change. The number of companies in the Index will change over time due to Calvert’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index, among other things. The Index is reconstituted annually and is rebalanced quarterly.

The Index is owned by Calvert, which is an affiliate of the Adviser. Jade Huang, Director of Applied Responsible Investment Solutions, Christopher Madden, CFA, Director of Index Management, Yijia Chen, CFA, ESG Quantitative Research Analyst and Index Manager, and Zi Ye, Index Manager, manage the Index construction process at Calvert.

An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index or passively managed fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is

Calvert  |  Fund Summary

Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF (Con’t)

to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. The replication method involves holding every security in the Index in approximately the same proportion as the Index. Unlike the Index, however, the Fund is subject to certain regulatory requirements that can limit its ability to fully replicate the Index. Under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Index. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Tracking Error. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may cause the Fund’s performance to be less than expected. Tracking error risk may be heightened during times of market volatility, unusual market conditions or other abnormal circumstances. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with applicable laws and regulations or because of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates. If the Fund uses a sampling method of indexing, it may have a larger tracking error than if it used a replication method of indexing.

•	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

•	Index Related Risk. The Fund’s return may not track the return of the Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s return may differ from the return of the Index because of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions.

In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the underlying index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. Errors in the construction or calculation of the Index may occur from time to time. Any such errors may not be identified and corrected by the index provider for some period of time, which may have an adverse impact on the Fund and its shareholders. The risk that the Fund may not track the performance of the Index may be heightened during times of increased market volatility or other unusual market conditions.

•	Passive Investment. The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance. The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers or for other reasons. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy. Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

•	Concentration Risk. If the Index concentrates in the securities of issuers in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. By concentrating its investments in an industry or group of industries, the Fund may face greater risks than if it were diversified broadly over numerous industries or groups of industries.

•	Information Technology Sector Risk. The value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not concentrate in companies in the technology sector.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Calvert  |  Fund Summary

Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF (Con’t)

•	Non-Diversification. The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer’s securities or that portfolio investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Responsible Investing. Investing primarily in responsible investments, such as the companies which meet the Index’s criteria relating workforce diversity and an equal and inclusive work culture or demonstrate significant improvement in diversity practices, carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG and/or diversity, equity and inclusion (“DEI”) performance, or Calvert’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, Calvert is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and/or DEI factors relevant to a particular investment.

•	Securities Lending. The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the Adviser, and the Adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the Adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings (and, as a result, an investor may pay more for, or receive less than, the underlying value of the shares, respectively). Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

•	New Fund Risk. The Fund recently commenced operations and its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and benchmark index selected for the Fund. Performance information for the Fund will be available online at www.calvert.com or by calling toll-free 800-836-2414.

Calvert  |  Fund Summary

Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF (Con’t)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

The Adviser will make a contribution from its own resources, annually after the end of each calendar year, to certain diversity, equity and inclusion initiatives in an amount of 0.02% of the net annualized assets under management of the Fund.

The recipients of the contribution may include one or more organizations that focus on diversity, equity and inclusion related causes. The Adviser maintains the option to increase, decrease or terminate this contribution in amount and/or frequency in its sole discretion. The Adviser will disclose, on an annual basis, the amount of any contributions made and the recipients of such contributions on the Fund’s website. An employee of the Adviser may serve on the board of directors of, or hold another position with, an organization that receives such contributions from the Adviser.

Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Thomas C. Seto	Managing Director	Since Inception
James Reber	Managing Director	Since Inception
Matthew Maillet	Executive Director	Since Inception

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Fund’s website at www.calvert.com.

Tax Information

The Fund intends to make dividends and distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary (such as a bank), the Adviser and/or Foreside Fund Services, LLC (the “Distributor”) may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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© 2023 Calvert Research and Management

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